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                                                               Exhibit 24
                                                               ----------



                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

   WHEREAS, PACTEL CORPORATION, a California corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the registration of its common stock and interests under the Corporation's Employee Stock Purchase Plan; and

   WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

   NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Lydell L. Christensen, Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his attorneys for him in his stead, in each of his offices and capacities as an officer, director, or both, of the Corporation, to sign and to file with the SEC such Registration Statement on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid common stock and interests.

   IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 11th day of January, 1994.




/s/ Sam Ginn                                    /s/ Lydell L. Christensen
- ---------------------                           -------------------------
Sam Ginn                                        Lydell L. Christensen
Chairman of the Board,                          Executive Vice President
 and Chief Executive                             and Chief Financial
 Officer                                         Officer




/s/ Mohan S. Gyani                              /s/ Paul Hazen
- -------------------                             --------------------
Mohan S. Gyani                                  Paul Hazen
Vice President and                              Director
 Treasurer




/s/ James R. Harvey
- -------------------
James R. Harvey
Director